UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2007

INTERLINK ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21858	77-0056625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

546 Flynn Road, Camarillo, California	93012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 484-8855

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 19, 2007, the Board of Directors of Interlink Electronics, Inc. (the “Company”) approved and adopted the Second Amended and Restated Bylaws of the Company. The Second Amended and Restated Bylaws contain the following substantive changes:

•

Section 1.3 was amended and restated in its entirety to provide that special meetings of the stockholders may be called by (i) the President, the Secretary or the Board of Directors, or (ii) by the President or Secretary at the request of the holders of record of not less than thirty percent (30%) of the total voting power of the outstanding shares of stock entitled to vote with respect to any matter proposed by such stockholders, and to set forth rules and procedures governing the calling of special meetings by any such holders of record. Section 1.3 previously provided that special meetings of the stockholders could be called by the President or by the Board of Directors or by such other persons as may be authorized by law to call a special meeting of the stockholders;

•

Section 4.5 was moved to new Section 2.3 and amended to provide that the Chairman shall be elected by the Board of Directors and shall, if present, preside at all meetings of stockholders and directors. Previous Section 4.5 provided that the Chairman was the chief executive officer of the Company, was in charge of the Company’s business and affairs, subject to the control of the Board of Directors, and had authority to execute contracts on behalf of the Company;

•	Section 4.1 was amended to remove the word “Chairman”; and

•

Section 4.6 was renumbered as Section 4.5 and amended to provide that the President shall be the chief executive officer of the company and shall be in charge of the Company’s business and affairs, subject to control of the Board of Directors, and shall have authority to execute contracts on behalf of the Company. Previous Section 4.6 provided that the President was the chief operating officer of the Company and was in charge of the operations of the Company, subject to the control of the Chairman and the Board of Directors.

The Second Amended and Restated Bylaws are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

3.1	Second Amended and Restated Bylaws of Interlink Electronics, Inc., adopted September 19, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2007

INTERLINK ELECTRONICS, INC.

By	/s/ E. MICHAEL THOBEN, III
E. Michael Thoben, III, President and Chief Executive Officer